UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2018

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36138	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2018, at the 2018 annual meeting (the “Annual Meeting”) of stockholders of Advaxis, Inc. (the “Company” or “Advaxis”), the stockholders approved an increase of authorized shares of common stock by 30,000,000 from the previously-authorized 65,000,000, bringing the total number of authorized shares of common stock to 95,000,000 shares (the “Amendment”).

This Amendment is described in the Company’s proxy statement and annual report to stockholders for the year ended October 31, 2017, filed with the Securities and Exchange Commission on February 6, 2018 (the “Proxy Statement”). This description of the Amendment is qualified in its entirety by reference to the text of the Amendment to the Company’s Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Amendment became effective upon filing of the Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on March 21, 2018.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted on by the stockholders at the Annual Meeting: the election of directors, the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized share capital by 30,000,000 shares of common stock, the approval of the Company’s 2018 Employee Stock Purchase Plan, and the ratification of the appointment of Marcum LLP as Advaxis’ independent registered public accounting firm for the fiscal year ending October 31, 2018. At the meeting, Dr. David Sidransky, Dr. James P. Patton, Roni A. Appel, Richard J. Berman, and Dr. Samir N. Khleif were re-elected to the Board.

Proposal 1

The vote with respect to each nominee is set forth below:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Dr. David Sidransky	11,947,489	4,707,635	16,866,459
Dr. James P. Patton	11,460,967	5,194,157	16,866,459
Roni A. Appel	12,706,506	3,948,618	16,866,459
Richard J. Berman	12,825,177	3,829,947	16,866,459
Dr. Samir Khleif	12,269,918	4,385,206	16,866,459

Proposal 2

The vote with respect to the approval of an amendment to Advaxis’ Amended and Restated Certificate of Incorporation is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
25,040,407	8,140,730	340,446	0

Proposal 3

The vote with respect to the approval of Advaxis’ 2018 Employee Stock Purchase Plan is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
13,161,780	3,384,560	108,784	16,866,459

Proposal 4

The vote with respect to the ratification of the appointment of Marcum LLP as Advaxis’ independent registered public accounting firm for the fiscal year ending October 31, 2018, is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
29,615,336	3,156,631	749,616	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Advaxis, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)

By	/s/ Sara M. Bonstein
Sara M. Bonstein
Executive Vice President and Chief Financial Officer

Date: March 21, 2018